UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2025
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agilon health, inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40332	37-1915147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Polaris Parkway, Suite 550
Westerville, Ohio		43082
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 562 256-3800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AGL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 28, 2025, agilon health, inc. (the "Company") held its annual meeting of stockholders (the “Annual Meeting”). Below are the final voting results.
Proposal No. 1 - Election of Directors
The following two individuals were elected to the Company’s Board of Directors to serve as Class I directors until the Company’s 2028 annual meeting of stockholders and until their successors have been duly elected and qualified.

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Silvana Battaglia	367,732,187	2,575,657	73,996	19,577,901
Sharad Mansukani, M.D.	316,017,915	54,325,054	38,871	19,577,901

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Votes Abstained
385,547,549	4,346,548	65,644

Proposal No. 3 - Non-Binding Vote on Executive Compensation
The stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
286,771,841	83,515,983	94,016	19,577,901

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

agilon health, inc.

Date:	May 30, 2025	By:	/s/ JEFFREY SCHWANEKE
Jeffrey Schwaneke Chief Financial Officer